Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the report of Spark Networks plc (the “Company”) on Form 10-K for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David E. Siminoff

David E. Siminoff
Chief Executive Officer
March 10, 2006

/s/ Mark Thompson

Mark Thompson
Chief Financial Officer
March 10, 2006
A signed original of this written statement required by Section 906 has been provided to Spark Networks plc and will be retained by Spark Networks plc and furnished to the Securities and Exchange Commission or its staff upon request.